UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in charter)

Delaware	001-34664	43-1918951
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2060 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the o Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the o Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2013, Crestwood Equity Partners LP (the “CEQP”) entered into Amendment No. 7 (the “Seventh Amendment”) to CEQP’s Amended and Restated Credit Agreement, dated as of November 24, 2009, as amended and restated as of February 2, 2011 (as amended from time to time prior to the date hereof, the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent and the financial institutions party thereto.

The Seventh Amendment amends the Credit Agreement to modify the maximum total leverage ratio financial covenant levels (i) for the fiscal quarter ending December 31, 2013, from 4.75 to 1.00 to 5.75 to 1.00 and (ii) for the fiscal quarter ending March 31, 2014, from 4.75 to 1.00 to 5.50 to 1.00.

Additionally, the Seventh Amendment provides for customary equity cure rights, subject to certain limitations and, with respect to the proceeds of such equity cures, restricted payment rights, each as further described in the Seventh Amendment.

The Seventh Amendment also updates certain definitions, including “LIBO Rate” and “Obligations”, among others, to address recent regulatory and market reforms.

The foregoing description of the Seventh Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Seventh Amendment that is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 7, dated December 20, 2013, to the Amended and Restated Credit Agreement, dated as of November 24, 2009, as amended and restated as of February 2, 2011, and as further amended from time to time prior to the date hereof, by and among Crestwood Equity Partners LP., JPMorgan Chase Bank, N.A., as administrative agent, and the financial institutions party thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner

Date: December 20, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amendment No. 7, dated December 20, 2013, to the Amended and Restated Credit Agreement, dated as of November 24, 2009, as amended and restated as of February 2, 2011, and as further amended from time to time prior to the date hereof, by and among Crestwood Equity Partners LP., JPMorgan Chase Bank, N.A., as administrative agent, and the financial institutions party thereto.